Exhibit 99.3 Third Quarter 2018 Results October 23, 2018

Forward Looking Statements This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward- looking statements. You can identify these forward-looking statements through Synovus’ use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “predicts,” “could,” “should,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Synovus’ future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on (1) future loan and deposit growth; (2) future net interest income and net interest margin; (3) future adjusted non-interest income; (4) future non-interest expense levels; (5) future credit trends and key metrics; (6) future effective tax rates; (7) future earnout payments; (8) our strategy and initiatives for future growth, capital management, and strategic transactions, including the FCB transaction; and (9) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus’ management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus’ ability to control or predict. These forward-looking statements are based upon information presently known to Synovus’ management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2017 under the captions “Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors” and in Synovus’ quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted diluted earnings per share; adjusted return on average assets; adjusted return on average common equity; adjusted return on average tangible common equity; cost of interest bearing core deposits; adjusted non-interest income; adjusted non-interest expense; adjusted total revenues; adjusted efficiency ratio; tangible common equity ratio; and common equity Tier 1 (CET1) ratio (fully phased-in). The most comparable GAAP measures to these measures are diluted earnings per share; return on average assets; return on average common equity; cost of funds rate; total non-interest income; total non-interest expense; total revenues; efficiency ratio; total shareholders’ equity to total assets ratio; and CET1 ratio, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus’ business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus’ operating results, financial strength, the performance of its business and the strength of its capital position. However, these non- GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted diluted earnings per share, adjusted return on average assets, and adjusted return on average common equity are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Adjusted return on average tangible common equity is a measure used by management to compare Synovus’ performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. The cost of interest bearing core deposits is a measure used to evaluate the cost of deposits as a funding source exclusive of brokered deposits and deposits. Adjusted non-interest income and adjusted total revenues are measures used by management to evaluate total revenues and non-interest income exclusive of net investment securities gains (losses), net changes in the fair value of private equity investments, and the Cabela’s transaction fee. Adjusted non-interest expense and the adjusted efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The tangible common equity ratio is used by management and bank regulators to assess the strength of our capital position. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation. 2

Important Additional Information In connection with the proposed merger, Synovus filed with the SEC a Registration Statement on Form S-4 that includes the preliminary Joint Proxy Statement of Synovus and FCB and a Prospectus of Synovus. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about Synovus and FCB, may be obtained at the SEC’s Internet site (http://www.sec.gov). Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Synovus Investor Relations at Investor Relations, Synovus Financial Corp., 1111 Bay Avenue, Suite 500, P.O. Box 120, Columbus, GA, 31901, by calling (888) SYNOVUS, or by sending an e-mail to steveadams@synovus.com or to FCB Investor Relations at Investor Relations, FCB Financial Holdings, Inc., 2500 Weston Road, Suite 300, Weston, Florida 33331, by calling (305)-668-5420 or by sending an e-mail to IR@fcb1923.com. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Synovus shareholders and FCB stockholders in connection with the proposed transaction may be obtained by reading the Joint Proxy Statement/Prospectus. 3

SYNOVUS

3Q18 Highlights

Profitability

- Diluted EPS of $0.84, vs. $0.91 in 2Q18 and $0.78 in 3Q17
  - Adjusted diluted EPS[1] of $0.95, up 2.4% vs. 2Q18 and 46.4% vs. 3Q17
- ROA of 1.36%, vs. 1.42% in 2Q18 and 1.27% in 3Q17
  - Adjusted ROA[1] of 1.47%, up 4 b.p.s vs. 2Q18 and 42 b.p.s vs. 3Q17
- Total revenues of $363.3 million, down $34.7 million or 8.7% vs. 3Q17, due to 3Q17 Cabela's transaction
  - Adjusted total revenues[1] of $363.0 million, up $31.7 million or 9.6% vs. 3Q17



Diluted EPS
$0.78
$0.65
$0.91
$0.92
$0.84
$0.95
3Q17
2Q18
3Q18
Reported
Adjusted (1)
46.4% (1)
YoY



Return on Average Assets
1.27%
1.05%
1.42%
1.43%
1.36%
1.47%
3Q17
2Q18
3Q18
Reported
Adjusted (1)
42 b.p.s (1)
YoY

Balance Sheet Growth

- Total average loans grew $376.3 million or 6.0%[2] vs. 2Q18 and grew $822.7 million or 3.4% vs. 3Q17
- Total average deposits increased $119.2 million or 1.8%[2] vs. 2Q18 and increased $1.10 billion or 4.4% vs. 3Q17



Total Average Loans
(in billions)
$24.50
$24.95
$25.32
3Q17
2Q18
3Q18
3.4%
YoY



Total Average Deposits
(in billions)
$25.29
$26.27
$26.39
3Q17
2Q18
3Q18
4.4%
YoY

Credit Quality and Capital Management

- NPA ratio of 0.46% improved 11 b.p.s from 3Q17
- Return on average common equity of 13.95% compared to 13.24% in 3Q17
  - Adjusted ROE[1] of 15.69% increased 477 b.p.s vs. 3Q17
  - Adjusted ROATCE[1] of 16.08% increased 489 b.p.s vs. 3Q17



NPA Ratio
0.57%
0.50%
0.46%
3Q17
2Q18
3Q18
11 b.p.s
YoY



Return on Average Common Equity
13.24%
10.92%
15.39%
15.59%
13.95%
15.69%
3Q17
2Q18
3Q18
Reported
Adjusted (1)
477 b.p.s (1)
YoY

(1) Non-GAAP financial measure; see appendix for applicable reconciliation.
(2) Annualized

4

SYNOVUS

3Q18 Adjustments to Net Income[1]/EPS

(in thousands, except per share data)



$99,330
$6,684
$11,652
$4,020
$(9,865)
$(94)
$111,727
3Q18 net income(1)
Merger-related expense
Earnout liability adjustments
Preferred stock redemption
Income taxes
Other adjustments
3Q18 adjusted net income(1)

EPS impact[2]:

$0.84	$0.06	$0.10	$0.03	$(0.08)	$(0.00)	**$0.95**

- Merger-related expense of $6.7 million associated with our pending acquisition of FCB Financial Holdings, Inc. (FCB)
- $11.7 million increase in the earnout liability related to our 2016 Global One acquisition, due to increased earnings projections for that business
- $4.0 million one-time, non-cash charge associated with our Series C Preferred Stock redemption
- $9.9 million discrete tax benefit (non-core) related to the finalization of provisional adjustments associated with 2017 tax reform, as well as amendments to prior tax returns and other refinements of previous estimates

(1) Available to common shareholders
(2) Dollar amounts and per-share impact are on after-tax basis. Amounts may not total due to rounding.

5

Loans Period-end Loan Balances  (in billions) Sequential quarter period-end growth of (2) (2) $443.1 million or 7.0%(1) vs. 2Q18 $24.49(2) $25.13 $25.58 12.28 12.50  11.73 C&I up $227.8 million or 7.4%(1)  Consumer up $148.1 million or 9.4%(1) 48.9%  (1) 47.8% 48.8% CRE up $68.2 million or 4.1%  Year-over-year period-end growth of $1.09 billion or 4.5%  5.56 6.24 6.39 C&I up $776.2 million or 6.6% 24.8%  22.7% 24.9% Consumer up $827.6 million or 14.9%  CRE down $514.5 million or 7.1% 7.23 6.64 6.71  Total average loan growth of $376.3 million or 29.5% 26.4% 26.2% 6.0%(1) vs. 2Q18 and $822.7 million or 3.4% vs. 3Q17 (in millions) 3Q17 2Q18 3Q18 Sequential quarter loan growth: $56.8 $251.0 $443.1 CRE Consumer C&I (1) Annualized (2) Total loans are net of deferred fees and costs. 6

Deposits  Total Average Deposits 3Q18 total average deposits of $26.39 billion (in billions) increased $119.2 million or 1.8%(1) vs. 2Q18 $26.27 $26.39  $25.29 Excluding brokered deposits, 3Q18 1.92 1.77 1.53 average deposits increased $269.2 million 2.01 1.99 2.13 or 4.4%(1) vs. 2Q18 3.39  3.16 3.11 3Q18 total average deposits increased $1.10 billion or 4.4% vs. 3Q17  3Q18 average brokered deposits represent 6.7% of total deposits compared to 7.3% in 2Q18 18.60 19.10 19.21 3Q17 2Q18 3Q18 (2) Core transaction deposits Time SCM Brokered (1) Annualized (2) Core transaction deposits consist of non-interest bearing, NOW/savings, and money market deposits excluding state and county municipal (SCM) deposits. 7

Net interest income  (dollars in millions) $291.6 Net interest income of $291.6 million increased $7.0 million or 2.5% vs. 2Q18 and $29.0 million $284.6 or 11.1% vs. 3Q17  Net interest margin of 3.89% up 3 b.p.s vs. 2Q18 $262.6  Yield on earning assets of 4.58% up 11 b.p.s from 2Q18 3.89%  3.86% Yield on loans of 4.99% up 11 b.p.s from 2Q18  Effective cost of funds of 0.69%(1) up 8 3.63% b.p.s. from 2Q18  Cost of interest bearing core deposits(2) of 0.71% up 14 b.p.s from 2Q18 3Q17 2Q18 3Q18 Net Interest Income Net Interest Margin (1) See slide 26 in the appendix for computation. (2) Non-GAAP financial measure; see appendix for applicable reconciliation. 8

Non-interest income (in millions)  3Q18 non-interest income of $71.7 million $135.4 decreased $1.7 million vs. 2Q18 and decreased $73.4 73.0 $71.7 $63.7 million vs. 3Q17 6.4 6.8  3Q17 includes the $75.0 million Cabela’s 4.8 5.3 transaction fee and other items, partially 5.6 offset by $8.0 million in investment securities losses 24.8 21.2 23.9  3Q18 adjusted non-interest income(1) of $71.2 million decreased $3.5 million or 4.7% vs. 2Q18 and increased $2.8 million or 4.1% vs. 3Q17  Core banking fees(2) of $35.7 million decreased $1.7 million or 4.7% vs. 2Q18 and were 35.6 37.4 35.7 essentially flat with 3Q17  Fiduciary/asset management, brokerage, and insurance revenues of $23.9 million decreased $825 thousand or 3.3% vs. 2Q18 and increased 3Q17 2Q18 3Q18 $2.8 million or 13.0% vs. 3Q17 (3) Other income  Assets under management of $15 billion Mortgage banking income increased 16% vs. 3Q17 Fiduciary/asset management, brokerage, and insurance revenues Core banking fees (1) Non-GAAP financial measure; see appendix for applicable reconciliation. (2) Include service charges on deposit accounts, card fees, letter of credit fees, ATM fee income, line of credit non-usage fees, gains from sales of government guaranteed loans, and miscellaneous other service charges. 9 (3) 3Q17 other income includes the $75.0 million Cabela’s transaction fee, as well as $8.0 million in investment securities losses.

Non-interest expense  3Q18 non-interest expense of $220.3 million (dollars in millions) increased $16.2 million or 8.0% vs. 2Q18 and increased $14.7 million or 7.1% vs. 3Q17 $220.3  3Q18 includes $11.7 million of earnout $6.7 liability adjustments from the Global One $205.6 $204.1 $202.7 $201.6 acquisition and $6.7 million of FCB merger- $194.1 related expense  3Q18 adjusted non-interest expense(1) of $201.6 million decreased $1.1 million or 0.5% vs. 2Q18 and increased $7.5 million or 3.9% vs. 3Q17  The sequential decline is driven by a $1.5 million decrease in advertising expense and a $1.7 million decrease in fixed-asset impairment charges, which was partially offset by an increase of $2.5 million in compensation expense 3Q17 2Q18 3Q18  3Q18 efficiency ratio of 60.62%; compared to Reported – excl. merger related Adjusted 56.78% in 2Q18 and 50.62% in 3Q17 Reported – merger related(2)  3Q18 adjusted efficiency ratio(1) of 55.55%; Efficiency 50.62% 56.78% 60.62% Ratio improved from 56.41% in 2Q18 and 58.59% in 3Q17 Adjusted Efficiency 58.59% 56.41% 55.55% Ratio(1) (1) Non-GAAP financial measure; see appendix for applicable reconciliation. 10 (2) Merger related expense of $6.7 million related to FCB.

Credit quality (dollars in millions) NPA, NPL, and Past Due Ratios Net Charge-offs(2) 0.57% 0.53% 0.53% $38.1 0.50% 0.46% 0.56% 0.56% 0.40% (2) 0.47% 0.48% 0.47% 0.42% 0.35% 0.56% $17.8 0.31% $15.3 $9.0 0.21% 0.22% 0.22% $4.3 0.29% 0.24% 0.15% 0.06% 0.07% 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 (1) NPA Ratio NPL Ratio Total Past Dues > 30 Days Ratio Held-for-Sale Transfers Provision Expense Allowance for Loan Losses $39.7 1.04% 1.00% 0.98% 1.02% 1.01% $257.8 $27.7 $27.7 $249.7 $249.3 $251.7 $251.5 27.7 $12.8 $11.8 $15.0 $12.0 $8.6 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 Held-for-Sale Transfers (1) Excludes impaired loans held for sale 11 (2) Net charge-off ratio is as a percentage of average total loans, annualized.

Capital ratios 3Q17 2Q18 3Q18 Common equity Tier 1 ratio 10.06 10.12 9.92 (1) (1) Tier 1 capital ratio 10.43 11.25 10.59 Total risk-based capital ratio 12.30 13.08 12.37 (1) (1) Leverage ratio 9.34 10.03 9.58 Tangible common equity ratio(2) 8.88 8.77 8.68  On August 1, Synovus redeemed $130 million of Series C Preferred Stock  Including $58 million in share repurchases during 3Q18 and subsequent 4Q18 activity, we anticipate fully completing our $150 million share repurchase program by the end of this week. We estimate a 2.5% reduction in share count from December 31, 2017 as part of the $150 million authorization  3Q18 common equity Tier 1 ratio on a fully phased-in basis estimated at 9.87%(1)(2) (1) Preliminary (2) Non-GAAP financial measure; see appendix for applicable reconciliation. 12

2018 Outlook YTD through Original 9/30/18 Metrics 2018 Guidance Results (2) Average loan growth 4% to 6% 3.1% Balance Sheet (2) Average total deposit growth 4% to 6% 4.3% Net interest income growth 11% to 13% 12.9%(2) Revenue (2) Adjusted non-interest income(1) growth 4% to 6% 5.7% (2) Non-interest Total non-interest expense growth 0% to 3% 4.2% Expense and Taxes Effective tax rate 23% to 24% 19.8% Net charge-off ratio 15 to 25 b.p.s 20 b.p.s Credit and Share repurchases Up to $150 million $134.8 million Capital Common dividend per share (year) Up 67% to $1.00 $0.75 (1) Non-GAAP financial measure; see appendix for applicable reconciliation. 13 (2) Growth vs. YTD 9/30/17

SYNOVUS

FCB Acquisition Update

Low risk transaction creates a stronger company

Strategically compelling ✓	*6.5+% EPS Accretion in 2020* ✓	*Earnback: <3 years* ✓

Integration Progress

- ✓ Executing on comprehensive integration plan
- ✓ Overarching guiding principle of ensuring customer and team member experience is enhanced through merger
- ✓ Progress in decisioning critical integration components
- ✓ Focus on achieving closing and conversion milestones, while identifying “quick win” revenue synergies

2018 — INTEGRATION PLAN DEVELOPMENT

2019 — Target Closing

Target System and Brand Conversion

3Q2018 | 4Q2018 | 1Q2019 | 2Q2019

- **JULY 24** Announcement
- **AUGUST 22** Regulatory application filed
- **SEPTEMBER 14** Preliminary S-4 filed
- **NOVEMBER 29** Shareholder Meeting

14

Appendix

Condensed Income Statement (in thousands, except per share data) 3Q18 2Q18 3Q17 Net interest income $291,619 $284,577 $262,572 Adjusted non-interest income* 71,234 74,720 68,418 Adjusted non-interest expense* (201,648) (202,734) (194,102) Provision expense (14,982) (11,790) (39,686) Discounts to fair value – ORE dispositions - - (7,082) Asset impairment charges - - (1,168) Cabela’s transaction fee - - 75,000 Investment securities losses, net - (1,296) (7,956) Increase (decrease) in fair value of private equity investments, net 434 (37) (27) Restructuring charges, net (21) (103) (519) Litigation settlement/contingency expense - 1,400 (401) Earnout liability adjustments (11,652) - (2,059) Merger-related expense (6,684) - (23) Valuation adjustment to Visa derivative - (2,328) - Amortization of intangibles (292) (292) (292) Income before taxes 128,008 142,117 152,675 Income tax expense 18,949 30,936 54,668 Preferred stock dividends and redemption 9,729 2,559 2,559 Net income available to common shareholders $99,330 $108,622 $95,448 Net income per diluted common share $0.84 $0.91 $0.78 Weighted average diluted common shares 118,095 119,139 121,814 *Non-GAAP financial measure; see applicable reconciliation. 16

Quarterly Highlights Trend 3Q17 4Q17 1Q18 2Q18 3Q18 Diluted EPS 0.78 0.23 0.84 0.91 0.84 Net interest margin 3.63 3.65 3.78 3.86 3.89 Financial Efficiency ratio 50.62 66.77 57.16 56.78 60.62 Performance Adjusted efficiency ratio(1) 58.59 59.29 57.42 56.41 55.55 ROA(2) 1.27 0.37 1.34 1.42 1.36 Adjusted ROA(1)(2) 1.05 1.12 1.36 1.43 1.47 Balance Sheet Total loans 0.9 4.9 1.6 4.0 7.0 Growth(3) Total average deposits 4.7 15.7 (7.7) 7.5 1.8 NPA ratio 0.57 0.53 0.53 0.50 0.46 Credit Quality NCO ratio(2) 0.62 0.15 0.07 0.29 0.24 Common shares outstanding(4) 119,567 118,897 118,702 117,841 116,714 (5) Capital CET1 ratio 10.06 9.99 10.09 10.12 9.92 TCE ratio(1) 8.88 8.88 8.79 8.77 8.68 (1) Non-GAAP financial measure; see applicable reconciliation (2) Annualized (3) Sequential quarter growth, annualized (4) In thousands (5) Preliminary 17

Portfolio Yield and Sensitivity Investment Securities Portfolio Loan Portfolio 4.1 4.3 4.3 3.8 3.6 1.4 1.4 1.3 1.4 1.4 (2) 4.99% 2.30% 2.34% 2.36% 2.39% 4.88% 2.12% 4.70% 4.49% 4.55% 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 Duration (in years) Yield Duration (in years) Yield Loan Portfolio Rate Mix Net Interest Income Sensitivity 37.4% 37.0% 36.9% 36.7% 36.6% Immediate change in Estimated % increase in short-term interest rates net interest income 16.8% 17.0% 17.0% 16.2% 15.7% (in b.p.s) 45.8% 46.0% 46.1% 47.1% 47.7% +100 2.33% +25 0.70% 3Q17 4Q17 1Q18 2Q18 3Q18 Fixed rate Prime floating rate LIBOR floating rate 18

Non-interest Income 3Q17 2Q18 3Q18 3Q18 vs. 3Q18 vs. (in thousands) 2Q18% 3Q17 % Change Change Service charges on deposit accounts $20,678 $19,999 $20,582 2.9 (0.5) Fiduciary and asset management fees 12,615 13,983 13,462 (3.7) 6.7 Brokerage revenue 7,511 8,900 9,329 4.8 24.2 Mortgage banking income 5,603 4,839 5,290 9.3 (5.6) Card fees 9,729 10,833 10,608 (2.1) 9.0 Other fee income 5,094 5,259 4,510 (14.2) (11.5) Income from bank-owned life insurance 3,232 3,733 3,771 1.0 16.7 Other non-interest income 3,956 7,174 3,682 (48.7) (6.9) Adjusted non-interest income $68,418 $74,720 $71,234 (4.7) 4.1 Investment securities losses, net (7,956) (1,296) - nm nm (Decrease) increase in fair value of private equity (27) (37) 434 nm nm investments, net Cabela’s transaction fee 75,000 - - nm nm Total non-interest income $135,435 $73,387 $71,668 (2.3)% (47.1)% nm = not meaningful 19

Portfolio Distribution by Type (dollars in millions) 3Q17 4Q17 1Q18 2Q18 3Q18 Investment Properties $5,925 24.2% $5,670 22.8% $5,619 22.6% $5,510 21.9% $5,666 22.1% Residential Properties 795 3.2 782 3.1 759 3.1 721 2.9 707 2.8 Land Acquisition 507 2.1 484 2.0 457 1.8 414 1.6 340 1.3 Total CRE $7,227 29.5% $6,935 27.9% $6,836 27.5% $6,644 26.4% $6,712 26.2% C&I 11,727 47.8 12,024 48.5 12,102 48.5 12,275 48.8 12,503 48.9 Consumer 5,558 22.7 5,854 23.6 5,969 24.0 6,237 24.8 6,385 24.9 Total Loans* $24,487 100.0% $24,788 100.0% $24,883 100.0% $25,134 100.0% $25,577 100.0% * Total loans are net of unearned deferred fees and costs, which are not displayed on this table. 20

Commercial Real Estate Composition of 3Q18 Commercial Real Estate Portfolio • Investment Properties portfolio Total Portfolio $6.71 billion represents 84% of total CRE portfolio Residential Development 1% • The portfolio is well diversified Land Acquisition among the property types Commercial Development 3% 1% • Credit quality in Investment 1-4 Family Properties portfolio remains Construction 1-4 Family excellent 3% Perm/Mini Perm 8% • Continued reduction in non-strategic CRE Office Building 20% property types (Residential and Land) • As of 3Q18, Residential C&D and Land Acquisition Portfolios represent only Hotels 11% 1.8% of total performing loans Shopping Centers 12% Commercial Real Estate 3Q18 Credit Metrics: Credit Indicator CRE Total Multi-Family NPL Ratio 0.15% 20% Warehouses 10% Net Charge-off Ratio* 0.03% Other Investment 30+ Days Past Due Ratio 0.08% Properties 11% 90+ Days Past Due Ratio 0.00% *Annualized 21

C&I Portfolio Diverse Industry Exposure Total Portfolio $12.50 billion • Large Corporate/Middle Market/Specialty Lines represent 39.3% of C&I Balances 5.66% 2.13% • Community/Retail Bank represents 60.7% of 3.78% C&I balances 24.18% 4.95% Credit Indicator 3Q18 6.83% NPL Ratio 0.60% * Net Charge-off Ratio 0.40% 6.16% 6.23% 30+ Days Past Due Ratio 0.30% 90+ Days Past Due Ratio 0.02% 4.28% 4.66% 7.87% 6.82% 5.51% 6.11% 2.23% Health Care Finance/Insurance R/E Leasing 2.61% Retail Trade Wholesale Trade Prof., Scientific, Tech. Svcs Ag, Forestry, Fishing Admin., Support, Waste Mgmt., Remediation Manufacturing Construction Other Services R/E Other Accommoda. & Food Svcs. Transport. & Warehousing Educational Svcs. All Other * Annualized 22

Consumer Portfolio

Total Consumer Portfolio $6.39 billion



Other Consumer, 5%
HELOC, 23%
Consumer Lending Partnerships, 23%
Credit Card, 4%
Consumer Mortgage, 45%

Mortgage and HELOC, the two largest concentrations, have strong credit indicators

Credit Indicator	Heloc	Mortgage
Weighted Average Credit Score of 3Q18 Originations	787	767
Weighted average credit score of total portfolio	785	786
Average LTV	74.3%	75.7%
Average DTI	33.0%	32.4%
Utilization Rate	53.1%	N/A

* Annualized

Credit Indicator	3Q18
NPL Ratio	0.37%
Net Charge-off Ratio*	0.15%
30+ Days Past Due Ratio	0.56%
90+ Days Past Due Ratio	0.04%

- **Credit Card Portfolio continues to perform well**
  - Average utilization rate is 22.6%
  - Average credit score is 729
  - Charge-offs below industry average at 1.93% for the year
- **Lending Partnerships with GreenSky and SoFi**
  - Currently $1.48 billion in balances, or 5.8% of total portfolio
  - GreenSky is a point-of-sale program where the customer applies with home improvement store, contractor, or other merchant
  - SoFi portfolio primarily consists of refinanced student loan debt

23

Portfolio Risk Distribution (dollars in millions) 3Q18 vs. 2Q18 3Q18 vs. 3Q17 Risk Category 3Q17 2Q18 3Q18 Change Change Passing Grades $23,889 $24,546 $24,914 $368 $1,025 Special Mention 276 261 295 34 19 Substandard Accruing 225 210 204 (6) (21) Non-Performing Loans 98 117 108 (9) 10 Total Loans $24,487 $25,134 $25,577 $443 $1,090 24

Loan Loss Reserve Coverage Trends (dollars in millions) 1.04% 1.02% 1.01% 1.00% 0.98% $258 $250 $249 $252 $251 336% 288% 255% 263% 241% 238% 232% 216% 215% 215% 3Q17 4Q17 1Q18 2Q18 3Q18 Loan Loss Reserve LLR to NPLs LLR to NPLs (Excluding NPLs for which the expected loss has been charged off) 25

Effective cost of funds calculation (dollars in thousands) 3Q18 2Q18 3Q17 Total interest expense $52,323 $45,257 $35,080 Total interest expense, annualized 207,586 181,525 139,176 Total average interest earning assets $29,908,065 $29,734,403 $28,816,967 Effective cost of funds (total interest expense, annualized, 0.69% 0.61% 0.48% divided by total average interest earning assets) 26

Non-GAAP Financial Measures (dollars in thousands) 3Q18 2Q18 3Q17 Net income available to common shareholders $99,330 108,622 95,448 Add: Earnout liability adjustments 11,652 - 2,059 Subtract: Income taxes (9,865) - - Add: Preferred stock redemption 4,020 - - Subtract: Income tax benefit related to effects of State Tax Reform - (608) - Add: Merger-related expense 6,684 - 23 Subtract/add: Litigation settlement/contingency expense - (1,400) 401 Add: Provision expense on loans transferred to held-for-sale - - 27,710 Add: Discounts to fair value for completed or planned ORE - - 7,082 accelerated dispositions Add: Asset impairment charges related to accelerated disposition - - 1,168 of corporate real estate and other properties Add: Restructuring charges, net 21 103 519 Add: Amortization of intangibles 292 292 292 Add: Valuation adjustment to Visa derivative - 2,328 - Add: Investment securities losses, net - 1,296 7,956 Subtract/add: (Increase)/decrease in fair value of private equity (434) 37 27 investments, net Subtract: Cabela’s transaction fee - - (75,000) Add/subtract: Tax effects of adjustments 27 (624) 11,034 Adjusted net income available to common shareholders $111,727 110,046 78,719 Weighted average common shares outstanding-diluted 118,095 119,139 121,814 Adjusted diluted earnings per share $0.95 $0.92 $0.65 27

Non-GAAP Financial Measures, continued

(dollars in thousands)	3Q18	2Q18	1Q18	4Q17	3Q17
Net income	$109,059	111,181	103,166	29,605	98,007
Add: Earnout liability adjustments	11,652	-	-	1,700	2,059
Subtract: Income taxes	(9,865)	-	-	-	-
Add: Income tax expense related to effects of Federal Tax Reform	-	-	-	47,181	-
Subtract/add: Income tax (benefit)/expense related to effects of State Tax Reform	-	(608)	1,325	-	-
Add: Merger-related expense	6,684	-	-	-	23
Subtract/add: Litigation settlement/contingency expense	-	(1,400)	(2,626)	300	401
Add/subtract: Restructuring charges, net	21	103	(315)	(29)	519
Add: Valuation adjustment to Visa derivative	-	2,328	-	-	-
Add: Amortization of intangibles	292	292	292	292	292
Add: Loss on early extinguishment of debt, net	-	-	-	23,160	-
Add: Provision expense on loans transferred to held-for-sale	-	-	-	-	27,710
Add: Discounts to fair value for completed or planned ORE accelerated dispositions	-	-	-	-	7,082
Add: Asset impairment charges related to accelerated disposition of corporate real estate and other properties	-	-	-	-	1,168
Add: Investment securities losses, net	-	1,296	-	-	7,956
Subtract/add: (Increase)/decrease in fair value of private equity investments, net	(434)	37	3,056	(100)	27
Subtract: Cabela's transaction fee	-	-	-	-	(75,000)
Subtract: Income tax benefit related to pre-2017 R&D credits and state taxes	-	-	-	(4,847)	-
Add/subtract: Tax effects of adjustments	27	(624)	(96)	(8,740)	11,034
Adjusted net income	$117,436	112,605	104,802	88,522	81,278
Net income annualized	$465,915	451,657	425,030	351,201	322,462
Total average assets	$31,725,604	31,502,758	31,245,708	31,388,724	30,678,388
Adjusted return on average assets	**1.47%**	**1.43**	**1.36**	**1.12**	**1.05**

28

Non-GAAP Financial Measures, continued 3Q18 2Q18 3Q17 (dollars in thousands) Net income available to common shareholders $99,330 108,622 95,448 Add: Earnout liability adjustments 11,652 - 2,059 Subtract: Income taxes (9,865) - - Add: Preferred stock redemption 4,020 - - Subtract: Income tax benefit related to effects of State Tax Reform - (608) - Add: Merger-related expense 6,684 - 23 Subtract/add: Litigation settlement/contingency expense - (1,400) 401 Add: Provision expense on loans transferred to held-for-sale - - 27,710 Add: Discounts to fair value for completed or planned ORE accelerated dispositions - - 7,082 Add: Asset impairment charges related to accelerated disposition of corporate real - - 1,168 estate and other properties Add: Restructuring charges, net 21 103 519 Add: Amortization of intangibles 292 292 292 Add: Valuation adjustment to Visa derivative - 2,328 - Add: Investment securities losses, net - 1,296 7,956 Subtract/add: (Increase)/decrease in fair value of private equity investments, net (434) 37 27 Subtract: Cabela’s transaction fee - - (75,000) Add/subtract: Tax effects of adjustments 27 (624) 11,034 Adjusted net income available to common shareholders $111,727 110,046 78,719 Adjusted Net income annualized $443,265 441,393 312,309 Total average shareholders’ equity less preferred stock $2,824,707 2,831,368 2,859,491 Subtract: Goodwill (57,315) (57,315) (57,167) Subtract: Other intangible assets, net (10,265) (10,555) (11,648) Total average tangible shareholders’ equity less preferred stock $2,757,127 2,763,498 2,790,676 Adjusted return on average common equity 15.69% 15.59 10.92 Adjusted return on average tangible common equity 16.08% 15.97 11.19 29

Non-GAAP Financial Measures, continued 3Q18 2Q18 3Q17 (dollars in thousands) Total interest expense 52,323 45,257 35,080 Total interest expense, annualized 207,586 181,525 139,176 Total average interest bearing liabilities 20,749,347 20,791,397 20,158,170 Cost of funds rate 0.99% 0.87 0.69 Total interest expense $52,323 45,257 35,080 Subtract: Interest on long-term debt (12,164) (12,455) (13,934) Subtract: Interest on brokered deposits (8,802) (8,918) (3,872) Subtract: Interest on federal funds purchased, securities sold under repurchase agreements, and other (940) (203) (347) short-term borrowings Interest expense on interest bearing core deposits $30,417 23,681 16,926 Interest expense on interest bearing core deposits, annualized 120,676 94,984 67,152 Total average interest bearing liabilities $20,749,347 20,791,397 20,158,170 Subtract: Average long-term debt (1,656,743) (1,852,094) (1,882,458) Subtract: Average brokered deposits (1,772,976) (1,922,918) (1,530,889) Subtract: Average federal funds purchased, securities sold under repurchase agreements, and other short- (377,298) (210,680) (294,302) term borrowings Total average interest bearing core deposits $16,942,330 16,805,705 16,450,521 Cost of interest bearing core deposits 0.71% 0.57 0.41 30

Non-GAAP Financial Measures, continued (dollars in thousands) 3Q18 2Q18 3Q17 Total non-interest income $71,668 73,387 135,435 Add: Investment securities losses, net - 1,296 7,956 Subtract/add: (Increase)/decrease in fair value of private equity investments, net (434) 37 27 Subtract: Cabela’s transaction fee - - (75,000) Adjusted non-interest income $71,234 74,720 68,418 2018 Current Outlook – Increase (decrease) vs. 2017 (dollars in thousands) 2017 $ % Total non-interest income, as reported $345,327 $285 million - $290 million (16%) – (18%) Subtract: Cabela’s transaction fee (75,000) Add: Investment securities losses, net 289 Add: Decrease in fair value of private equity investments, net 3,093 Adjusted non-interest income $273,709 $285 million - $290 million 4% - 6% Nine Months Ended (dollars in thousands) September 30, 2018 September 30, 2017 Total non-interest income $212,101 275,974 Subtract: Cabela’s transaction fee - (75,000) Subtract/add: Investment securities (gains) losses, net 1,296 289 Add/subtract: Decrease/(increase) in fair value of private equity investments, net 2,659 3,193 Adjusted non-interest income $216,056 $204,456 31

Non-GAAP Financial Measures, continued

(dollars in thousands)	3Q18	2Q18	3Q17
Total non-interest expense	$220,297	204,057	205,646
Subtract: Earnout liability adjustments	(11,652)	-	(2,059)
Subtract: Restructuring charges, net	(21)	(103)	(519)
Subtract: Discounts to fair value for completed or planned ORE accelerated dispositions	-	-	(7,082)
Subtract: Asset impairment charges related to accelerated disposition of corporate real estate and other properties	-	-	(1,168)
Add/subtract: Litigation settlement/contingency expense	-	1,400	(401)
Subtract: Merger-related expense	(6,684)	-	(23)
Subtract: Valuation adjustment to Visa derivative	-	(2,328)	-
Subtract: Amortization of intangibles	(292)	(292)	(292)
Adjusted non-interest expense	**$201,648**	**202,734**	**194,102**

Adjusted non-interest expense	$201,648	202,734	194,102
Net interest income	291,619	284,577	262,572
Add: Tax equivalent adjustment	136	120	283
Add: Total non-interest income	71,668	73,387	135,435
Add: Investment securities losses, net	-	1,296	7,956
Total FTE revenues	363,423	359,380	406,246
Subtract/add: (Increase)/decrease in fair value of private equity investments, net	(434)	37	27
Subtract: Cabela's transaction fee	-	-	(75,000)
Adjusted total revenues	**$362,989**	**359,417**	**331,273**
Efficiency ratio	60.62%	56.78	50.62
Adjusted efficiency ratio	**55.55%**	**56.41**	**58.59**

32

Non-GAAP Financial Measures, continued

(dollars in thousands)	3Q17	2Q18	3Q18
Total average deposits	$25,286,919	26,268,074	26,387,312
Subtract: Average brokered deposits	(1,530,889)	(1,922,917)	(1,772,977)
Average core deposits	**$23,756,030**	**24,345,157**	**24,614,335**

(dollars in thousands)	3Q17	4Q17	1Q18	2Q18	3Q18
Total assets	31,642,123	31,221,837	31,501,028	31,740,305	32,075,120
Subtract: Goodwill	(57,315)	(57,315)	(57,315)	(57,315)	(57,315)
Subtract: Other intangible assets, net	(11,548)	(11,254)	(10,750)	(10,458)	(10,166)
Tangible assets	$31,573,260	$31,153,268	$31,432,963	$31,672,532	$32,007,639
Total shareholders' equity	$2,997,078	$2,961,566	$2,956,495	3,167,694	3,040,073
Subtract: Goodwill	(57,315)	(57,315)	(57,315)	(57,315)	(57,315)
Subtract: Other intangible assets, net	(11,548)	(11,254)	(10,750)	(10,458)	(10,166)
Subtract: Preferred Sock	(125,980)	(125,980)	(125,980)	(321,118)	(195,138)
Tangible common equity	$2,802,235	$2,767,017	$2,762,450	$2,778,803	$2,777,454
Total shareholders' equity to total assets ratio	9.47%	9.49%	9.39%	9.98%	9.48%
Tangible Common Equity ratio	**8.88%**	**8.88%**	**8.79%**	**8.77%**	**8.68%**

(dollars in thousands)	3Q18
Common equity Tier 1 (CET1)	$2,846,417
Subtract: Adjustment related to capital components	(2,785)
Common equity Tier 1 (fully phased-in)	$2,843,632
Total risk-weighted assets	$28,701,637
Total risk-weighted assets (fully phased-in)	$28,808,199
Common equity Tier 1 (CET1) ratio	9.92%
Common equity Tier 1 (CET1) ratio (fully phased-in)	**9.87%**

33